UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2010 (June 30, 2010)

	Exact name of registrant as specified	I.R.S.
	in its charter, state of incorporation,	Employer
Commission	address of principal executive offices,	Identification
File Number	telephone	Number

1-16305	PUGET ENERGY, INC.	91-1969407
A Washington Corporation
10885 - N.E. 4th Street, Suite 1200
Bellevue, Washington 98004-5591
(425) 454-6363

1-4393	PUGET SOUND ENERGY, INC.	91-0374630
A Washington Corporation
10885 - N.E. 4th Street, Suite 1200
Bellevue, Washington 98004-5591
(425) 454-6363

___________

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As the next stage of ongoing succession planning efforts, the Boards of Directors of Puget Sound Energy, Inc. ("PSE") and Puget Energy, Inc. (collectively, the "Company") have appointed Kimberly J. Harris to serve as President of the Company, effective July 1, 2010.  Ms. Harris will report to Stephen P. Reynolds, the Company's Chief Executive Officer, who voluntarily resigned his position as President, effective July 1, 2010, to facilitate the management succession plan.

Prior to her appointment as President, Ms. Harris, 46, served as Executive Vice President and Chief Resource Officer of PSE since May 2007.  Prior to that, she served as Senior Vice President Regulatory Policy and Energy Efficiency of PSE from 2005 to 2007, as Vice President Regulatory and Government Affairs of PSE from 2003 to 2005 and as Vice President Regulatory Affairs of PSE from 2002 to 2003.

In connection with her appointment as President, the Boards of Directors of the Company, upon the recommendation of the Compensation and Leadership Development Committees, approved a new compensation package for Ms. Harris that includes the following components:

•	annual base salary of $680,000;

•	eligibility for an annual incentive payment equal to 85% of annual base salary for performance at target (prorated for full months of service as President during 2010);

•
eligibility for a long-term incentive payment equal to 170% of base salary for performance at target during the performance cycle (prorated for full quarters of service as President during the 2010-2012 performance cycle); and

•	continued participation in other benefit programs and arrangements in which Ms. Harris participated prior to her appointment as President.

Ms. Harris' husband, Kyle Branum, has been a principal at the law firm Riddell Williams P.S. since 2008.  Riddell Williams or its predecessor firms have been one of PSE's primary law firms for nearly 40 years.  In 2009, Riddell Williams was paid $1,762,693 for legal services provided to PSE.  Mr. Branum is among the lawyers at Riddell Williams who provide legal services to PSE.  This work was performed under the direct supervision of the office of the general counsel and the compensation arrangements were comparable to other legal firms providing legal services to PSE.

A copy of the press release announcing Ms. Harris' appoint as President is attached hereto as exhibit 99.1 and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)

99.1                           Press Release, Dated June 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
PUGET ENERGY, INC.

PUGET SOUND ENERGY, INC.

By: /s/ Jennifer L. O’Connor
Dated: July 1, 2010	Jennifer L. O’Connor Senior Vice President, General Counsel, Corporate Secretary and Chief Ethics and Compliance Officer